SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                    -----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 3, 1997


                            Little Switzerland, Inc.
               (Exact name of registrant as specified in charter)


   Delaware                        0-19369                       66-0476514
---------------                  ------------                -------------------
(State or other                  (Commission                   (IRS employer
jurisdiction of                  file number)                identification no.)
incorporation)


          161-B Crown Bay Cruise Ship Port, St. Thomas, U.S.V.I. 00802
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: (809)776-2010
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                        There are 7 pages to this Report

Item 5 - Other Events
---------------------

     On November 3, 1997, the Board of Directors of Little Switzerland, Inc. (the "Company") adopted an amendment to the Amended and Restated By-laws of the Company, a copy of which is attached hereto as Exhibit 3.2.1 and is incorporated by reference herein.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

         Exhibit 3.2.1 First Amendment to Amended and Restated By-laws of Little Switzerland, Inc., approved and adopted by the Board of Directors on November 3, 1997.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        LITTLE SWITZERLAND, INC.



Date: November 12, 1997                              By: /s/ John E. Toler, Jr.
                                                         ---------------------
                                                         John E. Toler, Jr.
                                                         Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                                   Page *
-------                                                                   ------

Exhibit 3.2.1              First Amendment to Amended and Restated          5
                           By-laws of Little Switzerland, Inc.


* On sequentially numbered copy








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